                        JOINT PROXY STATEMENT/PROSPECTUS

                       VAN KAMPEN MUNICIPAL INCOME TRUST

                                      AND

                VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020

                                 (800) 341-2929

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 2005

  This Joint Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen Municipal Income Trust (the "Target Fund") or Van Kampen Trust for Investment Grade Municipals (the "Acquiring Fund"). A joint special meeting of shareholders of the Funds (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 10:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of each Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is May 10, 2005.

  The purposes of the Special Meeting are:

  For shareholders of the Target Fund:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and the Acquiring Fund, the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of the Target Fund under applicable state law;

  For common shareholders of the Target Fund:

    2. To elect four trustees of the Target Fund to serve for a three year term or until a successor shall have been duly elected and qualified;

  For common shareholders of the Acquiring Fund:

    3. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement; and

  For shareholders of both funds:

    4. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  The Reorganization Agreement that you are being asked to consider involves a transaction that will be referred to in this Joint Proxy Statement/Prospectus as the "Reorganization." The Reorganization seeks to combine two similar funds to achieve certain economies of scale and other operational efficiencies. Each Fund pursues a similar investment objective to provide a high level of current income exempt from federal income taxes with safety of principal or preservation of capital. Each Fund invests primarily in investment grade municipal securities. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds."

  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares") and newly-issued auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of Rate Adjusted Tax-Exempt Shares of the Target Fund ("Target Fund RATES") (the Target Fund RATES and the Acquiring Fund APS are sometimes referred to herein collectively as "Preferred Shares"), and will then terminate its registration under the 1940 Act, and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though common shareholders may receive cash for their fractional shares), and the aggregate liquidation preference of the Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of the Target Fund RATES held immediately prior to the Reorganization. The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganization, common shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

  The rules of the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange (the "CHX") call for listed companies to have an annual meeting to elect trustees each fiscal year. Since the Target Fund's fiscal year ends on

June 30, 2005, the Board of Trustees of the Target Fund is asking shareholders of that Fund to elect trustees at this time. The Special Meeting will serve as the annual meeting of shareholders of the Target Fund.

  The Board of Trustees of each Fund has determined that including both proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Funds' shareholders.

  In the event that Target Fund shareholders do not approve the Reorganization or Acquiring Fund common shareholders do not approve the issuance of Acquiring Fund Common Shares, the Target Fund will continue to exist and the Board of Trustees of the Target Fund will consider what additional action, if any, to take.

  This Joint Proxy Statement/Prospectus sets forth concisely the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated May 6, 2005, relating to this Joint Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 341-2929 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 341-2929.

  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

  The Acquiring Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VGM" and will continue to be so listed subsequent to the Reorganization. The Target Fund Common Shares are listed on the NYSE and the CHX under the ticker symbol "VMT." Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund APS in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/ Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of each Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The date of this Joint Proxy Statement/Prospectus is May 6, 2005.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    7
PROPOSAL 1: REORGANIZATION OF THE TARGET FUND...............   14
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   15
  Market Risk...............................................   15
  Interest Rate Risk........................................   15
  Credit Risk...............................................   15
  Income Risk...............................................   16
  Nonpayment Risk...........................................   16
  Call Risk.................................................   16
  Municipal Securities Risk.................................   16
  Risks of Using Strategic Transactions.....................   17
  Manager Risk..............................................   17
  Market Discount Risk......................................   17
  Leverage Risk.............................................   18
  Anti-Takeover Provisions..................................   19
  Special Risks Related to Preferred Shares.................   20
COMPARISON OF THE FUNDS.....................................   21
  Investment Objective and Policies.........................   21
  Other Investment Practices and Policies...................   25
  Investment Restrictions...................................   33
  Management of the Funds...................................   36
  Other Service Providers...................................   39
  Capitalization............................................   40
  Additional Information about Common Shares of the Funds...   41
  Additional Information about Preferred Shares of the
    Funds...................................................   44
  Governing Law.............................................   50
  Certain Provisions of the Declaration of Trust............   51
  Conversion to Open-End Funds..............................   52
  Voting Rights.............................................   53
  Financial Highlights......................................   56
INFORMATION ABOUT THE REORGANIZATION........................   58
  General...................................................   58
  Terms of the Reorganization Agreement.....................   60
  Material U.S. Federal Income Tax Consequences of the
    Reorganization..........................................   62

                                                              PAGE
                                                              ----
  Shareholder Approval......................................   64
PROPOSAL 2: ELECTION OF TARGET FUND TRUSTEES................   64
INFORMATION REGARDING TRUSTEES AND NOMINEES FOR ELECTION AS
  TRUSTEES..................................................   65
  Remuneration of Trustees..................................   75
  Board Committees and Meetings.............................   77
OTHER INFORMATION...........................................   79
  Executive Officers of the Fund............................   79
  Shareholder Information...................................   82
  Independent Registered Public Accounting Firm.............   84
  Audit and Other Fees......................................   84
  Shareholder Approval......................................   85
PROPOSAL 3: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON
  SHARES....................................................   86
  Shareholder Approval......................................   86
OTHER INFORMATION...........................................   87
  Voting Information and Requirements.......................   87
  Shareholder Information...................................   89
  Section 16(a) Beneficial Ownership Reporting Compliance...   89
  Shareholder Proposals.....................................   89
  Solicitation of Proxies...................................   90
  Legal Matters.............................................   90
  Other Matters to Come Before the Meeting..................   91
EXHIBIT I: DESCRIPTION OF SECURITIES RATINGS................  I-1

 ------------------------------------------------------------------------------
                                    SUMMARY
 ------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy
Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Joint Proxy
Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATION OF THE TARGET FUND

  THE PROPOSED REORGANIZATION. The Board of Trustees of each Fund, including the trustees who are not "interested persons," as defined in the 1940 Act, of each Fund, has unanimously approved the Reorganization Agreement. If the shareholders of the Target Fund approve the Reorganization Agreement and the shareholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares (see "Proposal 3: Issuance of Additional Acquiring Fund Common Shares"). Acquiring Fund Common Shares and Acquiring Fund APS will be issued to holders of Target Fund Common Shares and Target Fund RATES, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund RATES held immediately prior to the Reorganization.

  BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION. The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund invests primarily in investment grade municipal securities. The investment objective of the Target Fund is to provide a high level of current income exempt from federal income taxes with safety of principal. The Target Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt municipal securities. The investment objective of the Acquiring Fund is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund seeks to achieve its investment objective by investing in a diversified portfolio of municipal securities which the Acquiring Fund's investment adviser believes do not involve undue risk to income or principal. Each Fund may invest in municipal securities subject to the alternative minimum tax provisions of federal tax law. The Funds are managed by the same investment advisory personnel.

  The proposed Reorganization will combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. The Board of Trustees of the Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Target Fund Common Shares. The Board of Trustees of the Acquiring Fund (the "Acquiring Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. The Board of Trustees of each Fund believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that holders of common shares of each Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees, expenses and distributions to preferred shareholders paid by the Target Fund for the 12-month period ended October 31, 2004, (ii) the fees, expenses and distributions to preferred shareholders paid by the Acquiring Fund for the 12-month period ended October 31, 2004 and (iii) the pro forma fees, expenses and distributions to preferred shareholders for the Acquiring Fund for the 12-month period ended October 31, 2004, assuming all of the Reorganization had been completed at the beginning of such period. As shown below, the Reorganization is expected to result in decreased total annual expenses for shareholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table),.

FEE, EXPENSE AND DISTRIBUTIONS ON PREFERRED SHARES TABLE FOR COMMON SHAREHOLDERS
                      OF THE FUNDS AS OF OCTOBER 31, 2004

                                                 ACTUAL            PRO FORMA
                                         -----------------------   ----------
                                                      VAN KAMPEN   VAN KAMPEN
                                         VAN KAMPEN   TRUST FOR    TRUST FOR
                                         MUNICIPAL    INVESTMENT   INVESTMENT
                                           INCOME       GRADE        GRADE
                                           TRUST      MUNICIPALS   MUNICIPALS
                                         ----------   ----------   ----------
Common Shareholder Transaction
  Expenses(a):
  Maximum Sales Load (as a percentage
    of offering price(b)(c)............     None         None         None
  Dividend Reinvestment Plan Fees......     None         None         None
Annual Expenses (as a percentage of net
  assets attributable to common
  shares):
  Investment Advisory Fees(d)..........     0.85%        0.86%        0.86%
  Interest Payments on Borrowed
    Funds..............................     0.00%        0.00%        0.00%
  Other Expenses.......................     0.30%        0.27%        0.25%
                                            ----         ----         ----
  Total Annual Expenses(d).............     1.15%        1.13%        1.11%
                                            ----         ----         ----
Distributions:
  Distributions on Preferred
    Shares(e)..........................     0.62%        0.65%        0.62%
                                            ----         ----         ----
  Total Annual Expenses and
    Distributions on Preferred
    Shares.............................     1.77%        1.78%        1.73%
                                            ----         ----         ----

---------------

(a)No expense information is presented with respect to preferred shares because holders of preferred shares do not bear any transaction or operating expenses of any of the Funds and will not bear any of the Reorganization expenses or any transaction or operating expenses of the combined fund.
(b)Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of common shares in the Reorganization. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.
(c)In connection with the Reorganization, there are certain other transaction expenses which include, but are not limited to: all costs related to the preparation, printing and distributing of this Joint Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and registration statement on

   Form N-14; SEC and state securities commission filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. In accordance with applicable SEC rules, the Board of Trustees of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Board of Trustees of each Fund agreed that, in the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total annual operating expenses as a result of the Reorganization. The Board of Trustees of each Fund and management have agreed to limit the allocation of Reorganization expenses to each Fund based on a maximum payback period of two years. To the extent that the expenses of the Reorganization exceed such amount, the additional expenses of the Reorganization will be borne by the Adviser. The table below summarizes each Fund's net assets (common shares only) at October 31, 2004, projected annual savings to each Fund as a result of the Reorganization, allocation of Reorganization expenses among the Funds and the Adviser in dollars and percentages, an estimated pay-back period (in years) and the resulting effect on each Fund's net asset value per common share at October 31, 2004. The Target Fund will benefit more from projected annual expense savings of the Reorganization than the Acquiring Fund. The projected annual expense savings are generally not expected to be immediately realized. If a shareholder sells his or her common shares prior to the estimated pay-back period, then that shareholder may not realize any of the projected expense savings resulting from the reduced expense ratio of the combined fund. The net asset value per common share of each Fund will be reduced at the closing date of the respective Reorganization to reflect the allocation of Reorganization expenses to each Fund. The reduction in net asset value per common share resulting from the allocation of Reorganization expenses, when compared to the relative net asset sizes of the Funds involved in the Reorganization, will be greater in the Target Fund than the Acquiring Fund. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The numbers presented in the table are estimates; actual results may differ.

                                                    REORGANIZATION     ESTIMATED    REDUCTION TO NET
                        NET ASSETS    PROJECTED        EXPENSE          PAYBACK       ASSET VALUE
                         (COMMON       ANNUAL       ALLOCATION IN      PERIOD (IN      PER COMMON
FUND                   SHARES ONLY)    SAVINGS    DOLLARS/PERCENTAGE     YEARS)          SHARE
----                   ------------   ---------   ------------------   ----------   ----------------
Target Fund            $302,333,336   $120,993       $241,866/49%         2.00          < $ 0.01
Acquiring Fund         $468,334,522   $ 93,667       $187,334/38%         2.00          < $ 0.01
The Adviser                                          $ 61,800/13%
Total Expenses                                       $   491,000

---------------

(d)Expense information has been restated to reflect permanent reductions made to administrative fees effective as of June 1, 2004 and permanent reductions made to management fees effective as of November 1, 2004.
(e)In seeking to enhance the income for its common shareholders, each of the Funds uses preferred shares as financial leverage. Leverage created by borrowing or other forms of indebtedness would create interest expenses which would, if used by the Funds, be charged to common shareholders (shown above as "Interest Payments on Borrowed Funds"). Leverage created by preferred shares creates dividend payments and/or capital gains distributions to preferred shareholders which are charged to common shareholders (shown above as "Distributions on Preferred Shares"). The dividend rates are based on periodic auctions as described herein and thus will differ based on varying market conditions at the times of such auctions.

  EXAMPLE. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                           ------    -------    -------    --------
Van Kampen Municipal Income Trust......     $12        $37        $63        $140
Van Kampen Trust for Investment Grade
  Municipals...........................     $12        $36        $62        $137
Pro Forma--Van Kampen Trust for
  Investment Grade Municipals..........     $11        $35        $61        $135

  The example set forth above assumes Common Shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations.

The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

  FURTHER INFORMATION REGARDING THE REORGANIZATION. The Target Fund Board has determined that the Reorganization is in the best interests of holders of Target Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of holders of Acquiring Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of Preferred Shares of either Fund; however, the Reorganization will not adversely affect the holders of Preferred Shares of either Fund and the expenses of the Reorganization will not be borne by the holders of Preferred Shares of either Fund. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.

  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.

  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on June 22, 2005. Shareholder approval of the Reorganization requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and 66 2/3% of the outstanding Target Fund Preferred Shares, each voting separately as a class. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about June 29, 2005, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

PROPOSAL 2: ELECTION OF TARGET FUND TRUSTEES

  The Joint Special Meeting will serve as the annual meeting of shareholders of the Target Fund for the current fiscal year at which trustees of the Target Fund will be elected. Shareholders of the Target Fund are being asked to elect four Class I trustees at the Special Meeting to serve until the later of the Target Fund's Annual Meeting of Shareholders in 2008 or until a successor has been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares. An affirmative vote of a plurality of the Target Fund Common Shares present at the Special Meeting in person or by proxy is required to elect the respective nominees. The "vote of a plurality" means that a nominee must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise.

  The Target Fund Board recommends that you vote "FOR" the election of each of the nominees.

PROPOSAL 3: ISSUANCE OF ACQUIRING FUND COMMON SHARES

  In connection with the proposed Reorganization described under "Proposal 1:
Reorganization of the Target Fund," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and CHX. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for the newly-issued Acquiring Fund Common Shares and newly-issued Acquiring Fund APS. The Reorganization will result in no reduction of net asset value of the Acquiring Fund Common Shares, other than the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares. In particular, the Acquiring Fund Board believes, based on data presented by the Adviser, that the Acquiring Fund will experience a reduced overall operating expense ratio as a result of the Reorganization.

  The Acquiring Fund Board requests that shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares at the Special Meeting to be held on June 22, 2005. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. Subject to the requisite approval of the shareholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about June 29, 2005, but it may be at a different time as described herein.

  The Acquiring Fund Board recommends that you vote "FOR" the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

 ------------------------------------------------------------------------------
                 PROPOSAL 1: REORGANIZATION OF THE TARGET FUND
 ------------------------------------------------------------------------------

  The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. Each Fund pursues a similar investment objective to provide a high level of current income exempt from federal income taxes with safety of principal or preservation of capital. Each Fund invests primarily in investment grade municipal securities. The Funds are managed by the same investment advisory personnel.

  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund RATES, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though common shareholders may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund RATES held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  The Target Fund Board, based upon its evaluation of all relevant information, anticipates that the common shareholders of the Target Fund will benefit from the Reorganization. In particular, the Target Fund Board believes, based on data presented by the Adviser, that common shareholders of the Target Fund will experience a reduced annual operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than either Fund has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund, under normal market conditions, invests substantially all of its assets in investment grade municipal securities, any risks inherent in such investments are equally applicable to both Funds and will apply to the combined fund after the Reorganization. The Reorganization itself is not expected to adversely affect the rights of holders of Common Shares or Preferred Shares of either Fund or to create additional risks.

MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK

  Credit risk refers to an issuer's ability to make timely payments of interest and principal. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Each Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment. However, to the extent that a Fund may hold securities rated below investment grade, it may be subject to a higher level of credit risk than a fund that holds solely investment grade securities. Securities rated BBB by Standard & Poor's

("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of non-investment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Acquiring Fund may incur higher expenditures to protect its interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

INCOME RISK

  The income shareholders receive from a Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from such Fund may drop as well.

NONPAYMENT RISK

  Although substantially all of the municipal securities in which the Funds invest are rated investment grade at the time of investment, municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of them municipal security experiencing nonpayment and a potential decrease in the net asset value of a Fund.

CALL RISK

  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Funds' income and distributions to shareholders.

MUNICIPAL SECURITIES RISK

  Under normal market conditions, the Funds invest primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, each Fund may invest in municipal securities subject to the federal alternative minimum tax. The Acquiring Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Fund's performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of original purchase and subsequent sale, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.

  In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of a Fund may, subject to the terms of its preferred shares, authorize such Fund from time to time to repurchase its common shares in the open market or to tender for its common shares at net asset value. The Board of Trustees of a Fund, in consultation with the Adviser, reviews on a quarterly basis the possibility of open-market repurchases and/or tender offers for such Fund's common shares. Subject to its borrowing restrictions, a Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of a Fund will, in fact, authorize such Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in such Fund's common shares trading at a price which is equal or close to net asset value.

LEVERAGE RISK

  Use of leverage, through the issuance of Preferred Shares, involves certain risks to holders of Common Shares of the Funds. For example, each Fund's issuance of Preferred Shares may result in higher volatility of the net asset value of its Common Shares and potentially more volatility in the market value of its Common Shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the Preferred Shares of a Fund will affect the yield to holders of Common Shares of such Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its Preferred Shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's Common Shares to realize a higher current rate of return than if a Fund were not leveraged as long as such Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its Preferred Shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of a Fund's Common Shares, the use of leverage will increase the amount of such gains distributed to holders of a Fund's Common Shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's Preferred Shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of Common Shares of such Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the Preferred Shares of a Fund were to exceed the net return on such Fund's portfolio, holders of Common Shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing Preferred Shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any Preferred Shares offering) will be borne entirely by holders of such Fund's Common Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Shares than if a Fund were not leveraged. If a Fund is liquidated, holders of that Fund's Preferred Shares will be entitled to receive liquidating distributions before any distribution is made to holders of Common Shares of such Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its Common Shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required Common Share dividend payments. If a Fund's current investment income is ever insufficient to meet dividend payments on either its Common Shares or its Preferred Shares, such Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its Preferred Shares for any reason and may be required to redeem all or part of its Preferred Shares in the following circumstances:

    - if the asset coverage for the Preferred Shares declines below 200%, either as a result of a decline in the value of a Fund's portfolio investments or as a result of the repurchase of Common Shares in tender offers or otherwise, or

    - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the Preferred Shares.

  In addition, in the case of Target Fund RATES, if on any dividend date, the Target Fund fails to generate sufficient available net tax-exempt income to pay accrued and unpaid dividends on the RATES out of solely tax exempt income at the applicable dividend rate, the Target Fund will be required to redeem all or part of its RATES.

  Redemption of the Preferred Shares or insufficient investment income to make dividend payments, may reduce the net asset value of a Fund's Common Shares and require a Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of common shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION RISK. The dividend rate for the Preferred Shares of each Fund normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their shares or purchase additional shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers, in which case holders of Preferred Shares may not be able to sell their shares. Also, if holders of Preferred Shares place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if holders of Preferred Shares buy shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those shares, they could receive a lower rate of return on their shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by a Fund, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in Preferred Shares.

  SECONDARY MARKET RISK. The Target Fund RATES have not been registered pursuant to the Securities Act of 1933, as amended (the "1933 Act"). Acquiring Fund APS are registered pursuant to the 1933 Act. Target Fund RATES may only be transferred outside of auctions through transactions that are not required to be registered under applicable federal and state securities laws. Broker-dealers may maintain a secondary trading market in the Acquiring Fund APS outside of auctions; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide holders of Acquiring Fund APS with a liquid trading market. It may not be possible to sell Acquiring Fund APS between auctions, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Acquiring Fund APS. Acquiring Fund APS may only be transferred outside of auctions to or through broker-dealers or other persons as the Acquiring Fund permits.

  RATINGS AND ASSET COVERAGE RISKS. Although the Preferred Shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade its rating of the Preferred Shares or withdraw its rating at any time, which may make the Preferred Shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem preferred shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES

  The Funds pursue a similar investment objective and have similar investment policies. The Target Fund's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal. The Acquiring Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital.

  Each Fund invests primarily in municipal securities rated investment grade at the time of investment. Under normal market conditions, each Fund invests at least 80% of its assets in municipal securities. The foregoing policy is a fundamental policy of each Fund and cannot be changed without shareholder approval. The Target Fund may only invest in municipal securities that are rated investment grade at the time of investment. The Acquiring Fund invests substantially all of its total assets in municipal securities rated investment grade at the time of investment; however, the Acquiring Fund may, consistent with such policy, also invest a portion of its assets in municipal securities rated below investment grade. Each Fund considers securities rated BBB or higher by S&P or Baa or higher by Moody's and equivalent rated short-term obligations to be investment grade.

  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer or. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  Each Fund may invest in municipal securities subject to the alternative minimum tax provisions of federal tax law. The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities that pay interest subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Acquiring Fund may be taxable under the alternative minimum tax. The Target Fund may invest up to 20% of its total assets in municipal securities that pay interest subject to the alternative minimum tax. The Funds may not be suitable investments for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Funds.

  Each Fund may engage in certain hedging transactions and may purchase and sell put and call options on municipal securities and municipal securities indices. Such transactions are not treated as investments in municipal securities for the purpose of each Fund's policy of investing 80% of its total assets in municipal securities.

  MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. Under normal market conditions, at least 80% of each Fund's net assets are invested in municipal securities. The Acquiring Fund not established any limit on the percentage of their respective portfolios that may be invested in municipal securities that pay interest subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by the Acquiring Fund may be taxable under the federal alternative minimum tax. The Target Fund may invest up to 20% of its total assets in municipal securities that pay interest subject to the alternative minimum tax.

  The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. The Funds may also invest in municipal securities backed by original issue insurance or secondary market insurance (collectively, "insurance").

  The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

  Municipal securities include long-term obligations, often called municipal bonds, as well as short-term municipal notes, participation certificates, municipal leases, and tax-exempt commercial paper. Under normal market conditions, longer-term municipal securities generally provide a higher yield than short-term municipal securities of similar credit quality and therefore each Fund generally emphasizes investments in municipal securities with long-term maturities. There is no limitation as to the maturity of municipal securities in which each Fund may invest. The Adviser may adjust the average maturity of each Fund's portfolio from time to time, depending on its assessment of the relative yields available an securities of different maturities and its expectations of future changes in interest rates.

  Each Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment.

  Neither Fund has a policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of either Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If a Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

  Neither Fund will invest 25% or more of its total assets in any industry, nor invest more than 5% of its total assets in the securities of any single issuer. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to such obligations.

  MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. Included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult.

  The Target Fund may only invest 5% of its total assets in lease obligations that contain non-appropriation clauses, and only invests in those non-appropriation lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required.

  There is no limitation on the percentage of the Acquiring Fund's assets that may be invested in lease obligations that contain non-appropriation clauses. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which may include (1) whether the lease can be cancelled, (2) the ability of the lease obligee to direct the sale of the underlying assets,
(3) the general creditworthiness of the lease obligor, (4) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (5) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (6) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation. The Acquiring Fund invests in lease obligations which contain non-appropriation clauses only if such obligations are rated investment grade at the time of investment.

  Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

  TEMPORARY DEFENSIVE STRATEGIES. At times, the Adviser may judge that conditions in the markets for municipal securities make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Adviser may use alternative strategies, primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in other investment grade municipal securities, including liquid, high-quality, short-term municipal securities. If these other municipal securities are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, each Fund may invest in investment grade taxable securities. To the extent that a Fund invests in taxable securities for temporary defensive purposes, that Fund will not be invested in a manner primarily designed to achieve its investment objective of seeking to provide common shareholders with a high level of current income exempt from federal income tax.

  To the extent that the use of certain of these strategies produces taxable income to the Target Fund, this taxable income will be distributed exclusively to the holders of Target Fund Common Shares. To the extent that the use of certain of these strategies produces taxable income, to the Acquiring Fund, this taxable income will be distributed on a pro rata basis among the Acquiring Fund APS and the Acquiring Fund Common Shares. It is impossible to predict whether, or for how long, a Fund will use any such defensive strategies. Further, the yields on such securities may approach or be less than the then current dividend rate payable to preferred shareholders. In such event, the benefit of leverage to the common shareholders will diminish and such Fund's leveraged capital structure may work to the disadvantage of the common shareholders.

OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.

  OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In general, each Fund may purchase and sell (write) options on up to 20% of its assets. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect that Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Fund will only enter into OTC options that have a buy-back provision permitting that Fund to require the Counterparty to close the option at a formula price within seven days. Each Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, that Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from S&P or "P-1" from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on illiquid securities described herein.

  If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase that Fund's income. The sale of put options can also provide income.

  Each Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by a Fund with respect to securities not owned by that Fund, such Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

  Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio.) In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  FUTURES CONTRACTS. Each Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  Each Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contracts position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  Each Fund will not enter into a futures contract or an option on a futures contracts (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions and multiple interest rate transactions and any combination of futures contracts, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which each Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

  USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate cash and/or liquid securities to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, a Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash and/or liquid securities equal to the exercise price.

  OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

  With respect to swaps, each Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to a Fund's net obligation, if any.

  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating cash and/or liquid securities if a Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation could need to be segregated.

  The Fund's activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or gains realized or deemed to be earned or realized, if any, by a Fund from engaging in Strategic Transactions generally will be taxable income of the Fund. Such income earned or realized by the Target Fund is allocated to the Target Fund Common Shares. Such income earned or realized by the Acquiring Fund is allocated to the Acquiring Fund Common Shares and the Acquiring Fund APS on a pro rata basis.

  "WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date such Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund engaging in such transactions relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in such Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with that Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

INVESTMENT RESTRICTIONS

  Each Fund's investment objective, its investment policy with respect to investing at least 80% of its total assets in municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of a Fund's outstanding Common Shares and of its outstanding Preferred Shares, voting by class, or (ii) 67% of such outstanding Common Shares and of its outstanding Preferred Shares, voting by class, present at a meeting at which the holders of more than 50% of the outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. The investment restrictions of the Acquiring Fund are set forth below. Except as noted herein the investment restrictions of the Target Fund are similar. The Acquiring Fund may not:

   1. With respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

   2. Invest more than 25% of its assets in a single industry; however, as described in the Fund's prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal securities market.

   3. Issue senior securities, as defined in the 1940 Act, other than preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (4) below or with respect to hedging and risk management transactions or the writing of options within limits described in the Fund's Prospectus.

   4. Borrow money, except for temporary or emergency purposes from banks or for repurchase of the Fund's shares, and then only in an amount not exceeding one-third of the Fund's total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Fund's prospectus.

   5. Make loans of money or property to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of or the Fund's interest with respect to the securities owned by the Fund.

   6. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

   7. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described in the Fund's prospectus.

   8. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   9. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to municipal securities would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by

(i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  10. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  11. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to municipal securities.

      (The Target Fund may not invest in equity interests in oil, gas or other mineral exploration or development programs.)

  12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to such municipal securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that financial futures and related options the Fund may invest in are considered to be commodities or commodities contracts.

In addition, the Target Fund may not:

  13. Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the securities is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 25% of the Fund's assets (taken at market value) would be invested in such securities, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

  As a matter of operating policy, each Fund will not invest 25% or more of its assets in a single industry; however, each Fund may from time to time invest 25% or more of its assets in a particular segment of the municipal securities market.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $98 billion under management or supervision as of March 31, 2005. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

  Pursuant to separate investment advisory agreements between each Fund and the Adviser, each Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets, including assets attributable to Preferred Shares. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from .60% to .55%. Subsequent to the Reorganization, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily net assets, including assets attributable to Preferred Shares, of the combined fund. Because the fees paid to the Adviser are calculated on net assets, including assets attributable to Preferred Shares, the fees earned by the Adviser will be higher when preferred shares are outstanding.

  Under a separate accounting services and legal services agreement, the Adviser (or its affiliates) provides accounting and legal services to each Fund. The Adviser (or its affiliates) allocates the cost of such services to each Fund.

  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

  Thomas Byron has worked for the Adviser since 1981 and began managing the Acquiring Fund in 1997 and the Target Fund in 2000. Robert Wimmel has worked for the Adviser since 1996 and began managing the Funds in 2001. John Reynoldson has worked for the Adviser since 1987 and began managing the Funds in 2001.

Prior to 2001, Messrs. Wimmel and Reynoldson worked in an investment management capacity for the Adviser.

  Mr. Byron is the lead portfolio manager of each Fund. Messrs. Wimmel and Reynoldson are co-portfolio managers of each Fund. All team members are responsible for the day-to-day management of each Fund and for the execution of the overall strategy of each Fund.

  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

  LEGAL PROCEEDINGS INVOLVING THE ADVISER. The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants' motion to dismiss this action is pending. After defendants moved to dismiss, the plaintiffs filed a motion for leave to amend the complaint, which is also pending. The proposed amendment drops all claims against the named investment companies, which are listed only as nominal defendants. The proposed amendment raises similar claims against the Adviser and its affiliates with respect to the investment companies advised by the Adviser or its affiliates, and, in addition, alleges that affiliates of the Adviser received undisclosed compensation for steering investors into thirteen non-affiliated fund families. The defendants intend to continue to defend this action vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph or (ii) a ruling on a motion to dismiss the action described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The plaintiff in the action described in the preceding paragraph recently filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies are listed as nominal defendants. The complaint alleges that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The defendants' motion to dismiss this action is pending. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Defendants appealed an order of the federal district court remanding this case to state court. The federal appeals court recently reversed the federal district court's order remanding this case to state court and directed entry of judgment in favor of defendants.

  The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities held in the funds' portfolios. The complaint seeks, among other things, compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe that they have meritorious defenses.

  The Adviser, one of the investment companies advised by the Adviser, and certain officers and directors of the investment company are defendants in a class action filed in 2001 alleging that the defendants issued a series of prospectuses and registration statements that were materially false and misleading. Among other things, the complaint alleges that the prospectuses and registration statements contained misleading descriptions of the method defendants used to value senior loan interests in the fund's portfolio, and that defendants materially overstated the net asset value of the fund. The parties recently mediated the dispute through a court-supervised settlement conference and reached an agreement to settle the case. The parties presented a settlement agreement for preliminary Court approval in April 2005.

OTHER SERVICE PROVIDERS

  COMMUNICATION SUPPORT SERVICES PROVIDER. Van Kampen Funds Inc. (the "Support Service Provider") serves as the communications support service provider to the Target Fund. The principal business address of the Support Service Provider is 1221 Avenue of the Americas, New York, New York 10020. Communications support services include telephonic and written correspondence with shareholders and brokers. The Target Fund does not pay any fee to the Support Service Provider but bears certain expenses incurred by the Support Service Provider.

  CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND PAYING AGENT. State Street Bank and Trust Company is the custodian for each Fund. Its principal business address is P.O. Box 43071, Providence, Rhode Island, 02940-3071. EquiServe Trust Company, N.A., 250 Royall Street, Canton, Massachusetts, 02021, is the transfer agent, dividend disbursing agent and registrar for the Common Shares of each Fund. The Bank of New York, 100 Church Street, New York, New York 10286, is the auction agent and dividend paying agent for the Target Fund RATES. Deutsche Bank Trust Company Americas ("Deutsche Bank"), 280 Park Avenue, New York, New York 10017, is the auction agent and dividend paying agent for the Acquiring Fund APS.

CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees. The table below sets forth the capitalization of the Target Fund and the Acquiring Fund as of October 31, 2004, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

               CAPITALIZATION AS OF OCTOBER 31, 2004 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                               ACTUAL            PRO FORMA
                                       -----------------------   ----------
                                                    VAN KAMPEN   VAN KAMPEN
                                       VAN KAMPEN   TRUST FOR    TRUST FOR
                                       MUNICIPAL    INVESTMENT   INVESTMENT
                                        INCOME        GRADE        GRADE
                                         TRUST      MUNICIPALS   MUNICIPALS
                                       ----------   ----------   ----------
NET ASSETS CONSIST OF:
  Common Shares ($.01 par value)*....   $    287     $    270    $      444
  Paid in surplus....................    265,829      399,274       664,787
  Net unrealized appreciation........     33,745       66,944       100,689
  Accumulated undistributed net
    investment income................      2,046        2,903         4,949
  Accumulated net realized gain
    (loss)...........................        426       (1,056)         (630)
  NET ASSETS APPLICABLE TO
    COMMON SHARES....................    302,333      468,335       770,239**
  PREFERRED SHARES ($.01 par value,
    with liquidation preference of
    $25,000 and $500,000 for
    Acquiring Fund and Target Fund,
    respectively)*...................    165,000      265,000       430,000
  NET ASSETS INCLUDING PREFERRED
    SHARES...........................    467,333      733,335     1,200,239

---------------

 * Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.

** Reflects a non-recurring cost associated with these Reorganizations of approximately $491,000, with $241,866 to be borne by Acquiring Fund common shareholders, $187,334 to be borne by Target Fund common shareholders, and $61,800 to be borne by the Adviser, assuming the Reorganizations is approved and completed.

           OUTSTANDING SECURITIES OF THE FUNDS AS OF OCTOBER 31, 2004

                                                                  AMOUNT OUTSTANDING
                                                 AMOUNT HELD      EXCLUSIVE OF AMOUNT
                                  AMOUNT       BY FUND FOR ITS         SHOWN IN
       TITLE OF CLASS           AUTHORIZED       OWN ACCOUNT        PREVIOUS COLUMN
       --------------           ----------     ---------------    -------------------
Van Kampen Municipal Income
  Trust
  Common Shares.............      Unlimited           0               28,684,985
  Preferred Shares..........      1,000,000           0                      330
Van Kampen Trust for
  Investment Grade
  Municipals
  Common Shares.............      Unlimited           0               27,013,149
  Preferred Shares..........    100,000,000           0                   10,600

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any preferred shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such preferred shares would be at least 200% after giving effect to such distributions.

  PURCHASE AND SALE. Purchase and sale procedures for the Common Shares of each of the Funds are identical. Investors typically purchase and sell Common Shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell Common Shares of the Funds through privately negotiated transactions with existing shareholders.

  COMMON SHARE PRICE DATA The following table sets forth the high and low sales prices for Common Shares of each Fund on the NYSE for each full quarterly period within each Fund's two most recent fiscal years and for the first two fiscal quarters of the current fiscal year of the Target Fund and the first fiscal quarter of the current fiscal year of the Acquiring Fund, along with the net asset value and discount or premium to net asset value for each quotation.

                                           TARGET FUND
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
December 31, 2004.....     $ 9.56      $10.58        (9.64)%     $8.95      $10.28       (12.94)%
September 30, 2004....     $ 9.48      $10.58       (10.40)%     $8.85      $10.14       (12.72)%
June 30, 2004.........     $ 9.94      $10.59        (6.14)%     $8.41      $ 9.85       (14.62)%
March 31, 2004........     $10.09      $10.94        (7.77)%     $9.42      $10.49       (10.20)%
December 31, 2003.....     $ 9.50      $10.50        (9.52)%     $9.08      $10.24       (11.33)%
September 30, 2003....     $ 9.74      $10.74        (9.31)%     $8.87      $10.00       (11.30)%
June 30, 2003.........     $ 9.91      $11.07       (10.48)%     $9.11      $10.42       (12.57)%
March 31, 2003........     $ 9.25      $10.67       (13.31)%     $8.82      $10.32       (14.53)%
December 31, 2002.....     $ 9.56      $10.64       (10.15)%     $8.63      $10.07       (14.30)%
September 30, 2002....     $ 9.57      $10.66       (10.23)%     $8.90      $ 9.95       (10.55)%

                                          ACQUIRING FUND
                                      ----------------------
                                      NET ASSET    PREMIUM                 NET ASSET    PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE     VALUE     (DISCOUNT)   LOW PRICE     VALUE     (DISCOUNT)
-----------------------  ----------   ---------   ----------   ---------   ---------   ----------
January 31, 2005......     $15.40      $17.30       (10.98)%    $14.74      $16.93       (12.94)%
October 31, 2004......     $15.52      $17.41       (10.86)%    $14.85      $16.77       (11.45)%
July 31, 2004.........     $14.85      $16.84       (11.82)%    $13.85      $16.36       (15.34)%
April 30, 2004........     $16.55      $18.00        (8.06)%    $14.37      $16.66       (13.75)%
January 31, 2004......     $16.18      $17.61        (8.12)%    $15.50      $17.35       (10.66)%
October 31, 2003......     $15.58      $17.15        (9.15)%    $14.86      $16.53       (10.10)%
July 31, 2003.........     $16.74      $18.00        (7.00)%    $15.10      $16.54        (8.71)%
April 30, 2003........     $16.16      $17.54        (7.87)%    $15.48      $17.16        (9.79)%
January 31, 2003......     $15.98      $17.60        (9.20)%    $15.16      $17.10       (11.35)%

  As of April 25, 2005, (i) the net asset value per share for Target Fund Common Shares was $10.37 and the market price per share was $8.91, representing a discount to net asset value of 14.08%, and (ii) the net asset value per share for Acquiring Fund Common Shares was $17.09 and the market price per share was $14.67, representing a discount to net asset value of 14.16%.

  Common Shares of the Funds have historically traded at a discount to net asset value. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its preferred shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the preferred shares. No assurance can be given that the Board of Trustees of either Fund will, in fact, authorize the Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective Common Shares are similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its Common Shares of substantially all of such Fund's net investment income remaining after the payment of dividends on any outstanding Preferred Shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Under current federal tax law, the Target Fund may allocate net capital gains and other taxable income, if any, received by the Target Fund to the Target Fund Common Shares, allowing the Target Fund to pay dividends to the Target Fund RATES which qualify in their entirety as tax exempt distributions. The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among the Acquiring Fund Common Shares and the Acquiring Fund APS on a pro rata basis in the year for which such capital gains and other income is realized.

  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any Preferred Shares of a Fund outstanding, such Fund may declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (1) all accrued Preferred Shares dividends have been paid and
(2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, each Fund may be required to comply with other asset coverage requirements as a condition of a Fund obtaining a rating of its Preferred Shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem Preferred Shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of a Fund's Common Shares may be reinvested automatically in such Fund's Common Shares, see "-- Dividend Reinvestment Plan" below.

  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan," and collectively the "Plans") pursuant to which holders of Common Shares may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are similar. Unless common shareholders elect to participate in a Plan, all common shareholders will receive distributions of dividends and capital gains in cash. EquiServe Trust Company, N.A., as plan agent (the "Plan Agent"), serves as agent for the holders of Common Shares of each Fund in administering the Plans.

  After the Reorganization, a holder of shares of a Fund who currently receives dividends in cash will continue to receive dividends in cash; all holders who elect to participate in the Plan of a Fund will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43011, Providence, Rhode Island 02940-3011. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

ADDITIONAL INFORMATION ABOUT PREFERRED SHARES OF THE FUNDS

  GENERAL. The Preferred Shares of each Fund have similar structures. Both Target Fund RATES and Acquiring Fund APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of such Fund, out of funds legally available therefor, at a rate per annum that may vary for the successive dividend periods. While the Target Fund RATES and Acquiring Fund APS are similar in many respects, there are several differences that shareholders should consider.

  The Acquiring Fund APS have a liquidation preference of $25,000 per share. The Target Fund RATES have a liquidation preference of $500,000 per share. The net asset value per share of each Fund's Preferred Shares equals its liquidation preference plus accumulated but unpaid dividends per share. Neither Target Fund RATES nor Acquiring Fund APS are traded on a stock exchange or over-the-counter. Holders of each Fund's preferred shares do not have preemptive rights to purchase any shares of RATES or APS, respectively, or any other preferred shares that might be issued.

  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. The Target Fund currently has three series of RATES outstanding, Series A RATES, Series B RATES and Series C RATES. Except as described in the private placement memorandum offering the Target Fund RATES, the terms of each series of Target Fund RATES are the same. The Acquiring Fund currently has four series of APS outstanding, Series A APS, Series B APS, Series C APS and Series D APS. Except as described in the Prospectus offering the Acquiring Fund APS, the terms of each series of Acquiring Fund APS are the same. If the Reorganization is approved and completed, the combined fund will have seven series of APS. The Acquiring Fund will issue Series E APS, Series F APS and Series G APS in exchange for Target Fund RATES. 20 shares of Acquiring Fund APS (liquidation preference $25,000 per share) will be issued for each share of Target Fund RATES (liquidation preference $500,000 per share).

  PURCHASE AND SALE. Both Target Fund RATES and Acquiring Fund APS are purchased and sold at auctions conducted on a regular basis.

  Target Fund RATES generally are purchased and sold at auctions conducted on a regular basis by The Bank of New York (the "RATES Auction Agent"). Each Auction requires the participation of one or more auction placement agents, selected by the Fund (each an "Auction Placement Agent"), who have entered into an agreements with the RATES Auction Agent, through whom existing or prospective holders may submit orders to the RATES Auction Agent in an auction. On each auction date, each holder may submit orders through an Auction Placement Agent to buy, sell or hold RATES. Each prospective purchaser of Target Fund RATES must sign and deliver to the Fund a Master Purchaser's Letter, in which such prospective purchaser agrees, among other things, that (a) shares of Target Fund RATES may be transferred only (i) pursuant to a Bid or Sell Order placed in an auction or (ii) to or through an Auction Placement Agent to qualifying eligible persons or to the Fund and (b) ownership of shares of Target Fund RATES will be registered in the name of the Securities Depository or its nominee and will be maintained in book entry form only.

  Acquiring Fund APS generally are purchased and sold at auctions conducted on a regular basis by Deutsche Bank (the "APS Auction Agent"). Unless otherwise permitted by the Funds, existing and potential holders of Acquiring Fund APS only may participate in auctions through broker-dealers who have entered into agreements with the APS Auction Agent ("Broker-Dealers"). Broker-Dealers submit orders to the APS Auction Agent on behalf of their respective customers who are existing and potential holders of Acquiring Fund APS. On or prior to each auction date for the Acquiring Fund APS, each holder may submit orders to buy, sell or hold Acquiring Fund APS to its Broker-Dealer. Outside of these auctions, shares of Acquiring Fund APS may be purchased or sold through Broker-Dealers in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the Acquiring Fund APS. Each prospective purchaser of Acquiring Fund APS or its Broker-Dealer is required to sign a Master Purchaser's Letter, in which such purchaser agrees, among other things that (a) shares of Acquiring Fund APS may be transferred only
(i) pursuant to a Bid or Sell Order placed in an auction or (ii) to or through a Broker-Dealer and (b) ownership of shares of Acquiring Fund APS will be registered in the name of the Securities Depository or its nominee and will be maintained in book entry form only.

  Auctions are generally held every four weeks for Target Fund RATES, and every 28 days for Acquiring Fund APS. As a result of the Reorganization, the last dividend period for the Target Fund RATES prior to the Closing Date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the Closing Date may be shorter than the ordinary dividend period for such shares.

  REGISTRATION. The Target Fund RATES have not been registered pursuant to the 1933 Act, but are offered pursuant to the private placement exemption contained in Section 4 of the 1933 Act. Therefore, Target Fund RATES may be resold only at auctions or through an Auction Placement Agent in a transaction that is not required to be registered under applicable federal and state securities laws. The Master Purchaser's Letter, which each potential purchaser of Target Fund RATES must sign, places additional restrictions on the resale of Target Fund RATES. Acquiring Fund APS are registered pursuant to the 1933 Act. Broker-Dealers may maintain a secondary trading market in the Acquiring Fund APS outside of auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the Acquiring Fund APS will develop or, it does develop, that it will provide holders with liquidity of investment.

  DIVIDENDS AND DISTRIBUTIONS. The holders of Acquiring Fund APS are entitled to receive, when, as and if declared by the Board of Trustees of the Acquiring Fund, out of funds legally available therefor, cumulative cash dividends on their shares. The holders of Target Fund RATES are entitled to receive, when and if declared by the Board of Trustees of the Target Fund, out of funds legally available therefor, cumulative cash dividends on their shares, not exceeding the available net tax-exempt income. Target Fund RATES do not have any dividend accumulation right with respect to any amount by which the Target Fund's available net tax-exempt income limited the amount of any dividend that would have otherwise been paid for any dividend period. In the event of such a limitation of dividend accumulations, the Target Fund RATES would be subject to mandatory redemption. Dividends on each Fund's Preferred Shares so declared and payable shall be paid
(i) in preference to and in priority over any dividends so declared and payable on the Fund's Common Shares, and (ii) in the case of the Target Fund RATES, to the extent permitted under the Internal Revenue Code and to the extent of available net tax exempt income, out of net tax-exempt income earned on the Target Fund investments.

  Prior to each dividend payment date, the relevant Fund is required to deposit with its Auction Agent sufficient funds for the payment of such declared dividends. Neither Fund intends to establish any reserves for the payment of dividends, and no interest will be payable in respect of any dividend payment or payment on a Fund's Preferred Shares which may be in arrears.

  Holders of Target Fund RATES generally receive dividends out of the Fund's available net tax-exempt income, which qualify in their entirety as distributions of tax-exempt interest income for federal income tax purposes (subject to the possible application of the alternative minimum tax). The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, proportionately between its Common Shares and APS. The amount of taxable income allocated to the Acquiring Fund APS depends upon the amount of such income realized by the Acquiring Fund, but is generally not expected to be significant.

  In normal circumstances, whenever the Acquiring Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Acquiring Fund will notify the APS Auction Agent of the amount to be so included prior to the Auction establishing the Applicable Rate for such dividend. The APS Auction Agent will in turn notify each Broker-Dealer who will notify existing and potential holders of Acquiring Fund APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If the Acquiring Fund retroactively allocates any net capital gains or other taxable income to the Acquiring Fund APS without having given notice to the APS Auction Agent, the Fund will pay an additional dividend to offset substantially the tax effect thereof (an "Additional Dividend"). In no other instances will the Acquiring Fund be required to make payments to holders of APS to offset the tax effect of any reallocation of net capital gains or other taxable income. As a result of the notice and Additional Dividend provisions, the after-tax return to a holders of Target Fund RATES and Acquiring Fund APS is not expected to differ substantially.

  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's Preferred Shares as of a recent auction.

 AUCTION DATE        PREFERRED SHARES       RATE
 ------------        ----------------       ----
                Target Fund RATES--Series
April 15, 2005              A               2.60%
                Target Fund RATES--Series
March 24, 2005              B               2.20%
                Target Fund RATES--Series
April 1, 2005               C               2.45%
                Acquiring Fund APS--Series
April 15, 2005              A               2.50%
                Acquiring Fund APS--Series
March 24, 2005              B               2.50%
                Acquiring Fund APS--Series
March 30, 2005              C               2.55%
                Acquiring Fund APS--Series
April 5, 2005               D               2.25%

  The dividend rates in effect at the closing of the Reorganization will be the rates determined in the auction most recently proceeding such closing.

  RATINGS. The Target Fund RATES and the Acquiring Fund APS have each been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for Preferred Shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's Preferred Shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares. For so long as any shares of the Target Fund RATES or Acquiring Fund APS are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  REDEMPTIONS. The redemption provisions pertaining to each Fund's Preferred Shares are similar. It is anticipated that shares of each Fund's Preferred Shares will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Each Fund's Preferred Shares are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of a Fund to maintain asset coverage requirements for the Preferred Shares specified by Moody's and S&P in connection with their issuance of ratings on the Preferred Shares. Additionally, with respect to the Target Fund RATES, the Target Fund is required to redeem Target Fund RATES if on any dividend payment date the Target Fund fails to generate sufficient available net tax-exempt income to pay accrued and unpaid dividends on the Target Fund RATES out of solely tax exempt income at the applicable dividend rate. The liquidation preference of Target Fund RATES is $500,000 and the liquidation preference of Acquiring Fund APS is $25,000.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of either Fund, whether voluntary or involuntary, the holders of each Fund's Preferred Shares will be entitled to receive, out of the assets of such Fund available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's Common Shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to the Preferred Shares, the liquidation preference of such Preferred Shares, together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments except for any Additional Dividends. The liquidation preference per share of the Target Fund RATES is $500,000 and the liquidation preference per share of the Acquiring Fund APS is $25,000. If the assets of a Fund are insufficient to make the full liquidation payment on the Preferred Shares of such Fund and liquidation payments on any other outstanding class or series of preferred shares of such Fund ranking on a parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund except for any Additional Dividends. A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund for this purpose.

  ADDITIONAL INFORMATION. For additional information, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information. Acquiring Fund APS issued in connection with the Reorganization will be governed by the Certificate of Vote of the Acquiring Fund, which, upon completion of the Reorganization, will be amended to reflect the creation of new series and the issuance of additional Acquiring Fund APS.

GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Target Fund was organized on July 6, 1987 and commenced operations on August 19, 1988; the Acquiring Fund was organized on November 13, 1991 and commenced operations on January 24, 1992.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND

  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the Common Shares would cease to be listed on the NYSE, AMEX, CHX, NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.

VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's Common Shares. Holders of each Fund's Common Shares are entitled to one vote for each share held. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's Preferred Shares, holders of Preferred Shares have no voting rights. When holders of a Fund's Preferred Shares are entitled to vote, they are also entitled to cast one vote per share held.

  Holders of Preferred Shares of Fund, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's Preferred Shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, are entitled to elect a majority of the Fund's Trustees until all dividends have been paid or declared and set apart for payment.

  In addition to any vote or consent of shareholders required by law, without the affirmative consent of the holders of at least 66 2/3% of the shares of Target Fund RATES at the time outstanding, given in person or by proxy, either by written consent without a meeting or by vote at any meeting called for that purpose, the Target Fund shall not:

  (1) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable Federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action;

  (2) create, authorize or issue shares of any class or series of beneficial interest ranking senior to the RATES with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of beneficial interest ranking senior to the RATES or reclassify any authorized shares of beneficial interest of the Company into any share ranking senior to the RATES;

  (3) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness in excess of $10,000,000 outstanding at any one time provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company meets the Minimum Asset Coverage and Required Liquid Asset Test as of the immediately preceding Valuation Date with Eligible Assets not subject to any reverse repurchase agreement; and provided further that (a) if the RATES is then rated by Standard & Poor's, the Company may not incur any indebtedness unless such indebtedness is rated "AAA" by Standard & Poor's or is would not adversely affect the current rating by Standard & Poor's or unless the holders of such indebtedness at the time such indebtedness is incurred agree that they will not file a petition or any claim against the Company pursuant to the Federal Bankruptcy Code and the Company obtains an opinion of counsel to the effect that such agreement is enforceable, and (b) if the RATES is then rated by Moody's, the Company may not incur any indebtedness in an amount in excess of $10,000,000 without the approval of Moody's;

  (4) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Eligible Assets, except (a) liens the validity of which are being contested in good faith by appropriate proceedings, (b) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness or reverse repurchase agreements permitted under clause (3) above, (d) liens to secure payment for services rendered by the Trust Company in connection with the RATES and (a) any hedging transactions as contemplated by the Prospectus;

  (5) amend, alter or repeal any of the rights of the holders of RATES so as to affect materially and adversely the preferences, rights or powers of the shares of RATES, or increase the number of shares of RATES authorized to be issued;

  (6) in addition to the voting rights set forth in Section 9.7 of the Amended and Restated Declaration of Trust, consolidate or merge with or into any other corporation (except to the extent that applicable law does not permit such a vote to be required in the Amended and Restated Declaration of Trust), or sell, lease or convey all or substantially all of the assets of the Company (other than with respect to sales, leases and conveyances of assets in the normal course of selling and investing in Eligible Assets); and

  (7) voluntarily dissolve the Company.

  The Certificate of Vote establishing the Acquiring Fund APS provides that the Acquiring Fund shall not take certain actions relating to the preferences, rights or powers of holders of Acquiring Fund APS without the affirmative vote of the holders of a majority of the outstanding shares of Acquiring Fund APS. Additionally, an affirmative vote of a majority of the outstanding shares of each series of Acquiring Fund APS, each voting separately as a class, is required with respect to any matter that materially affects the series in a manner different from that of other series of Acquiring Fund APS. For additional information with respect to the voting rights of holders of Acquiring Fund APS, Target Fund shareholders should consult the Certificate of Vote governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information.

FINANCIAL HIGHLIGHTS

  TARGET FUND. The following schedule presents financial highlights for one Target Fund Common Share outstanding throughout the periods indicated.

                                                                        YEAR ENDED JUNE 30
                                        2004         2003       2002(E)        2001         2000         1999         1998
                                        ----         ----       -------        ----         ----         ----         ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $    10.73   $     9.99   $     9.62   $     8.99   $     9.56   $    10.26   $    10.01
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
 Net Investment Income.............         .65          .66          .70          .75          .81          .84          .89
 Net Realized and Unrealized
   Gain/Loss.......................        (.62)         .70          .31          .66         (.55)        (.70)         .26
Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
 Net Investment Income.............        (.06)        (.07)        (.11)        (.23)        (.22)        (.19)        (.21)
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations...        (.03)        1.29          .90         1.18          .04         (.05)         .94
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............        (.60)        (.55)        (.53)        (.55)        (.61)        (.65)        (.69)
 Net Realized Gain.................        (.05)         -0-          -0-          -0-          -0-          -0-          -0-
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF THE
 PERIOD............................  $    10.05   $    10.73   $     9.99   $     9.62   $     8.99   $     9.56   $    10.26
                                     ==========   ==========   ==========   ==========   ==========   ==========   ==========
Common Share Market Price at End of
 the Period........................  $     8.87   $     9.66   $     8.85   $     8.89   $   8.6875   $    9.625   $   10.875
Total Return(a)....................      -1.63%       15.76%        5.64%        8.88%       -3.08%       -5.68%        6.85%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $    288.2   $    307.9   $    286.4   $    276.0   $    258.0   $    274.1   $    292.3
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................       1.23%        1.21%        1.25%        1.27%        1.32%        1.24%        1.23%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................       6.25%        6.35%        6.99%        7.94%        9.06%        8.23%        8.69%
Portfolio Turnover.................         22%          35%          41%          50%          54%          98%         103%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................        .79%         .78%         .79%         .79%         .81%         .79%         .79%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................       5.72%        5.67%        5.92%        5.50%        6.59%        6.35%        6.64%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................         330          330          330          330          330          330          330
Asset Coverage Per Preferred
 Share(d)..........................  $1,373,451   $1,433,101   $1,368,316   $1,336,403   $1,281,820   $1,330,642   $1,385,892
Involuntary Liquidating Preference
 Per Preferred Share...............  $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000
Average Market Value Per Preferred
 Share.............................  $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000

                                              YEAR ENDED JUNE 30
                                        1997         1996         1995
                                        ----         ----         ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $     9.76   $     9.76   $     9.92
                                     ----------   ----------   ----------
 Net Investment Income.............         .92          .94          .96
 Net Realized and Unrealized
   Gain/Loss.......................         .26          .05         (.06)
Common Share Equivalent of
 Distributions Paid to Preferred
 Shareholders:
 Net Investment Income.............        (.21)        (.22)        (.22)
                                     ----------   ----------   ----------
Total from Investment Operations...         .97          .77          .68
Distributions Paid to Common
 Shareholders:
 Net Investment Income.............        (.72)        (.77)        (.84)
 Net Realized Gain.................         -0-          -0-          -0-
                                     ----------   ----------   ----------
NET ASSET VALUE, END OF THE
 PERIOD............................  $    10.01   $     9.76   $     9.76
                                     ==========   ==========   ==========
Common Share Market Price at End of
 the Period........................  $   10.875   $    9.875   $   11.125
Total Return(a)....................      18.32%       -4.27%        8.59%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $    283.2   $    273.7   $    271.1
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(b).........................       1.28%        1.31%        1.33%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(b)..................       9.25%        9.47%        9.85%
Portfolio Turnover.................         53%          29%          38%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(b).........................        .80%         .82%         .83%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................       7.18%        7.26%        7.56%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................         330          330          330
Asset Coverage Per Preferred
 Share(d)..........................  $1,358,326   $1,329,390   $1,321,483
Involuntary Liquidating Preference
 Per Preferred Share...............  $  500,000   $  500,000   $  500,000
Average Market Value Per Preferred
 Share.............................  $  500,000   $  500,000   $  500,000

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of distributions to preferred shareholders.

(c) Ratios reflect the effect of distributions to preferred shareholders.

(d) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(e) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by $.01, decrease realized and unrealized gains and losses per share by $.01, and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per shares, supplemental data for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

 ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                                                             YEAR ENDED OCTOBER 31,
                                      2004      2003     2002(A)    2001       2000       1999       1998
                                      ----      ----     -------    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $ 17.15   $ 17.46   $ 17.51   $ 16.22   $  15.63   $  17.64   $  17.29
                                     -------   -------   -------   -------   --------   --------   --------
 Net Investment Income.............     1.09      1.10      1.18      1.25       1.32       1.33       1.35
 Net Realized and Unrealized
   Gain/Loss.......................      .31       .09       .18      1.24        .64      (1.94)       .42
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........     (.10)     (.08)     (.10)     (.32)      (.40)      (.32)      (.34)
   Net Realized Gain...............     (.01)     (.03)     (.07)      -0-        -0-       (.02)      (.02)
                                     -------   -------   -------   -------   --------   --------   --------
Total from Investment Operations...     1.29      1.08      1.19      2.17       1.56       (.95)      1.41
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........    (1.00)    (1.07)    (1.03)     (.88)      (.97)      (.99)     (1.00)
   Net Realized Gain...............     (.10)     (.32)     (.21)      -0-        -0-       (.07)      (.06)
                                     -------   -------   -------   -------   --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $ 17.34   $ 17.15   $ 17.46   $ 17.51   $  16.22   $  15.63   $  17.64
                                     =======   =======   =======   =======   ========   ========   ========
Common Share Market Price at End of
 the Period........................  $ 15.34   $ 15.58   $ 15.80   $ 14.94   $13.5625   $13.6875   $  17.00
Total Return(b)....................    5.76%     7.60%    14.56%    16.85%      6.41%    -13.97%     12.40%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $ 468.3   $ 463.3   $ 471.6   $ 473.0   $  438.1   $  422.2   $  476.6
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................    1.27%     1.28%     1.41%     1.55%      1.68%      1.61%      1.58%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................    6.43%     6.40%     6.89%     7.37%      8.44%      7.87%      7.73%
Portfolio Turnover.................      18%       23%       33%       29%        31%        33%        29%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     .80%      .82%      .89%      .98%      1.03%      1.02%      1.01%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................    5.82%     5.92%     6.30%     5.49%      5.86%      6.00%      5.80%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................   10,600    10,600    10,600    10,600     10,600     10,600      5,300
Asset Coverage Per Preferred
 Share(e)..........................  $69,204   $68,721   $69,511   $69,623   $ 66,332   $ 64,827   $139,932
Involuntary Liquidating Preference
 Per Preferred Share...............  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $25,000   $25,000   $25,000   $25,000   $ 25,000   $ 25,000   $ 50,000

                                         YEAR ENDED OCTOBER 31,
                                       1997       1996       1995
                                       ----       ----       ----
NET ASSET VALUE, BEGINNING OF THE
 PERIOD............................  $  16.58   $  16.58   $  15.03
                                     --------   --------   --------
 Net Investment Income.............      1.37       1.38       1.42
 Net Realized and Unrealized
   Gain/Loss.......................       .74        .11       1.65
 Common Share Equivalent of
   Distributions Paid to Preferred
   Shareholders:
   Net Investment Income...........      (.35)      (.35)      (.38)
   Net Realized Gain...............       -0-        -0-        -0-
                                     --------   --------   --------
Total from Investment Operations...      1.76       1.14       2.69
Distributions Paid to Common
 Shareholders:
   Net Investment Income...........     (1.05)     (1.14)     (1.14)
   Net Realized Gain...............       -0-        -0-        -0-
                                     --------   --------   --------
NET ASSET VALUE, END OF THE
 PERIOD............................  $  17.29   $  16.58   $  16.58
                                     ========   ========   ========
Common Share Market Price at End of
 the Period........................  $ 16.125   $ 15.813   $  15.75
Total Return(b)....................     8.92%      7.84%     21.15%
Net Assets Applicable to Common
 Shares at End of the Period (In
 millions).........................  $  467.0   $  447.8   $  447.9
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares(c).........................     1.60%      1.62%      1.68%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(c)..................     8.16%      8.37%      8.96%
Portfolio Turnover.................       40%        30%        15%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net
 Assets Including Preferred
 Shares(c).........................     1.01%      1.02%      1.04%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares(d)..................     6.06%      6.24%      6.55%
SENIOR SECURITIES:
Total Preferred Shares
 Outstanding.......................     5,300      5,300      5,300
Asset Coverage Per Preferred
 Share(e)..........................  $138,116   $134,491   $134,501
Involuntary Liquidating Preference
 Per Preferred Share...............  $ 50,000   $ 50,000   $ 50,000
Average Market Value Per Preferred
 Share.............................  $ 50,000   $ 50,000   $ 50,000

(a) As required effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .02%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange for Acquiring Fund Common Shares and Acquiring Fund APS to be issued by the Acquiring Fund. The Acquiring Fund will issue and cause to be listed on the NYSE and the CHX additional Acquiring Fund Common Shares. The Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares less the costs of the Reorganization (though cash may be paid in lieu of any fractional shares). The Acquiring Fund APS issued to the Target Fund will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund RATES. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and (ii) distribute the Acquiring Fund APS to the holders of Target Fund RATES. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Target Fund will distribute the Acquiring Fund Common Shares and the Acquiring Fund APS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund RATES, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Target Fund will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares held in an account other than a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. No fractional Acquiring Fund Common Shares will be issued (except for shares held in a Dividend Reinvestment Plan account). In the event of fractional shares held in an account other than a Dividend Reinvestment Plan account, the Acquiring Fund's transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring

Fund for the former preferred shareholders of Target Fund RATES would represent the respective pro rata number of Acquiring Fund APS due such shareholder. See "Terms of the Reorganization Agreement -- Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by Target Fund shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

  As a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund Common Shares immediately prior to the Closing Date less the costs of the Reorganization. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for its share of the reorganization costs. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to the Target Fund will equal the aggregate liquidation preference of the Target Fund RATES. Each holder of Target Fund RATES would receive Acquiring Fund APS that would have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund RATES immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Target Fund Common Shares or Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share of Acquiring Fund APS or Target Fund RATES. However, as a result of the Reorganization, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the separate Funds.

  No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganization. Holders of Target Fund RATES will find that the auction dates and dividend payment dates for the Acquiring Fund APS received in the Reorganization are ordinarily (i.e., except in the case of a special dividend period) on a 28 day schedule, similar to the schedule of dividend payment dates for Target Fund RATES. The auction procedures for the Acquiring Fund APS and the Target Fund RATES are similar. As a result of the Reorganization, the last dividend period for the Target Fund RATES prior to the Closing Date and the initial dividend period for the Acquiring Fund APS issued in connection with the Reorganization after the Closing Date may be shorter than the ordinary dividend period for such shares.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) on the Closing Date. For the purpose of determining the net asset value of a common share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Preferred Shares of the Fund is divided by the total number of common shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Closing Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by Common Shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target

Fund Common Shares, together with cash in lieu of any fractional Acquiring Fund Common Shares held in an account other than a Dividend Reinvestment Plan account. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares held in an account other than a Dividend Reinvestment Plan account.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund Common Shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Closing Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund Common Shares held before the Reorganization as described above and as shown in the table above, provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.

  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred Shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is approved and completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization. In the event the Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization.

  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Joint Proxy Statement/Prospectus; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

    - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common

      Shares for Acquiring Fund Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of the Acquiring Fund, as discussed below) or all of his, her or its Target Fund RATES for Acquiring Fund APS pursuant to the Reorganization.

    - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional shall for which cash is received).

    - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

    - A shareholder of the Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund Common Shares is more than one year as of the date of the exchange.

    - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.

  Pursuant to the grandfather relief granted in Revenue Ruling 89-81, 1989-1 C.B. 226, the Target Fund is permitted to designate that dividends paid on the Target

Fund RATES consist of more than the Target Fund RATES's pro rata share of tax-exempt income earned by the Target Fund. The Acquiring Fund, however, is not eligible to make such disproportionate designations. Accordingly, designations made by the Acquiring Fund with respect to dividends paid on the Acquiring Fund APS will be treated as consisting of a pro rata portion of each type of income so designated.

  For five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

SHAREHOLDER APPROVAL

  Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of the Target Fund), relevant Massachusetts law and the rules of the NYSE and CHX, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and 66 2/3% of the outstanding Target Fund RATES, each voting separately as a class.

                  PROPOSAL 2: ELECTION OF TARGET FUND TRUSTEES

  NYSE and CHX rules call for listed companies to have a meeting to elect trustees each fiscal year. Since the Target Fund's current fiscal year ends on June 30, 2005, the Target Fund Board is asking shareholders of that Fund to elect trustees at this time. The Special Meeting will serve as the annual meeting of shareholders of the Target Fund. The Target Fund Board believes that combining the proposals related to the proposed Reorganization with the proposal to elect trustees of the Target Fund into one Joint Proxy Statement/Prospectus is cost effective. The fiscal year end of the Acquiring Fund occurs later in the year, and thus the Acquiring Fund Board will ask shareholders of the Acquiring Fund to elect trustees at a separate meeting to take place later in the year.

  This Joint Proxy Statement/Prospectus asks shareholders of the Target Fund to elect four Class I trustees at the Special Meeting, to serve until the later of such Fund's Annual Meeting of Shareholders in 2008 or until successors have been duly elected and qualified. Holders of Common Shares, voting as a separate class, will vote with respect to four Class I trustees (David C. Arch, Jerry D. Choate, Howard J Kerr and Suzanne H. Woolsey) designated to be elected by such class of shares.

  As in the past, only one class of trustees is being submitted to shareholders of the Target Fund for election at the Special Meeting. The Declaration of Trust of the Target Fund provides that the Target Fund Board shall consist of trustees divided into three classes, the classes to be as nearly equal in number as possible. The trustees of only one class are elected at each annual meeting so that the regular term of only one class of trustees will expire annually and any particular trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of trustees of the Target Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law and the Target Fund's Declaration of Trust and Bylaws.

  The Board of Trustees recommends a vote "FOR ALL" of the nominees.

                INFORMATION REGARDING TRUSTEES AND NOMINEES FOR
                              ELECTION AS TRUSTEE

  The tables below list the incumbent trustees and nominees for trustee, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with Van Kampen Investments, the Adviser, Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Joint Proxy Statement/Prospectus. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Joint Proxy Statement/Prospectus and have agreed to serve if elected.

                              INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief Executive            82
Blistex Inc.                                  since 1991  Officer of Blistex Inc., a
1800 Swift Drive                                          consumer health care products
Oak Brook, IL 60523                                       manufacturer. Director of the
                                                          Heartland Alliance, a nonprofit
                                                          organization serving human needs
                                                          based in Chicago. Director of St.
                                                          Vincent de Paul Center, a Chicago
                                                          based day care facility serving
                                                          the children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999, Chairman         80
33971 Selva Road                              since 2003  and Chief Executive Officer of the
Suite 130                                                 Allstate Corporation ("Allstate")
Dana Point, CA 92629                                      and Allstate Insurance Company.
                                                          Prior to January 1995, President
                                                          and Chief Executive Officer of
                                                          Allstate. Prior to August 1994,
                                                          various management positions at
                                                          Allstate.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (59)               Trustee/Director/Managing
Blistex Inc.                     General Partner of funds in the
1800 Swift Drive                 Fund Complex.
Oak Brook, IL 60523

Jerry D. Choate (66)             Trustee/Director/Managing
33971 Selva Road                 General Partner of funds in the
Suite 130                        Fund Complex. Director of Amgen
Dana Point, CA 92629             Inc., a biotechnological
                                 company, and Director of Valero
                                 Energy Corporation, an
                                 independent refining company.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee     President of CAC, L.L.C., a             82
CAC, L.L.C.                                   since 1991  private company offering capital
4350 LaJolla Village Drive                                investment and management advisory
Suite 980                                                 services. Prior to February 2001,
San Diego, CA 92122-6223                                  Vice Chairman and Director of
                                                          Anixter International, Inc., a
                                                          global distributor of wire, cable
                                                          and communications connectivity
                                                          products. Prior to July 2000,
                                                          Managing Partner of Equity Group
                                                          Corporate Investment (EGI), a
                                                          company that makes private
                                                          investments in other companies.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee/Director/Managing
CAC, L.L.C.                      General Partner of funds in the
4350 LaJolla Village Drive       Fund Complex. Director of
Suite 980                        Stericycle, Inc., Ventana
San Diego, CA 92122-6223         Medical Systems, Inc., and GATX
                                 Corporation, and Trustee of The
                                 Scripps Research Institute.
                                 Prior to January 2005, Trustee
                                 of the University of Chicago
                                 Hospitals and Health Systems.
                                 Prior to April 2004, Director
                                 of TheraSense, Inc. Prior to
                                 January 2004, Director of
                                 TeleTech Holdings Inc. and
                                 Arris Group, Inc. Prior to May
                                 2002, Director of Peregrine
                                 Systems Inc. Prior to February
                                 2001, Director of IMC Global
                                 Inc. Prior to July 2000,
                                 Director of Allied Riser
                                 Communications Corp., Matria
                                 Healthcare Inc., Transmedia
                                 Networks, Inc., CNA Surety,
                                 Corp. and Grupo Azcarero Mexico
                                 (GAM).

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of Heidrick &          80
Heidrick & Struggles                          since 2003  Struggles, an executive search
233 South Wacker Drive                                    firm. Trustee on the University of
Suite 7000                                                Chicago Hospitals Board, Vice
Chicago, IL 60606                                         Chair of the Board of the YMCA of
                                                          Metropolitan Chicago and a member
                                                          of the Women's Board of the
                                                          University of Chicago. Prior to
                                                          1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting
                                                          firm. Prior to 1996, Trustee of
                                                          The International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to 1995,
                                                          Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding
                                                          company. Prior to 1992, Executive
                                                          Vice President of La Salle
                                                          National Bank.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Linda Hutton Heagy (56)          Trustee/Director/Managing
Heidrick & Struggles             General Partner of funds in the
233 South Wacker Drive           Fund Complex.
Suite 7000
Chicago, IL 60606

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

R. Craig Kennedy (53)            Trustee      Trustee     Director and President of the           80
1744 R Street, NW                             since 2003  German Marshall Fund of the United
Washington, DC 20009                                      States, an independent U.S.
                                                          foundation created to deepen
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and Chief      82
736 North Western Avenue                      since 1992  Executive Officer of Pocklington
P.O. Box 317                                              Corporation, Inc., an investment
Lake Forest, IL 60045                                     holding company. Director of the
                                                          Marrow Foundation.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

R. Craig Kennedy (53)            Trustee/Director/Managing
1744 R Street, NW                General Partner of funds in the
Washington, DC 20009             Fund Complex.

Howard J Kerr (69)               Trustee/Director/Managing
736 North Western Avenue         General Partner of funds in the
P.O. Box 317                     Fund Complex. Director of the
Lake Forest, IL 60045            Lake Forest Bank & Trust.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Jack E. Nelson (69)              Trustee      Trustee     President of Nelson Investment          80
423 Country Club Drive                        since 2003  Planning Services, Inc., a
Winter Park, FL 32789                                     financial planning company and
                                                          registered investment adviser in
                                                          the State of Florida. President of
                                                          Nelson Ivest Brokerage Services
                                                          Inc., a member of the NASD,
                                                          Securities Investors Protection
                                                          Corp. and the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Jack E. Nelson (69)              Trustee/Director/Managing
423 Country Club Drive           General Partner of funds in the
Winter Park, FL 32789            Fund Complex.


                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee      Trustee     President Emeritus and Honorary         82
1126 E. 59th Street                           since 1994  Trustee of the University of
Chicago, IL 60637                                         Chicago and the Adam Smith
                                                          Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to
                                                          July 2000, President of the
                                                          University of Chicago. Trustee of
                                                          the University of Rochester and a
                                                          member of its investment
                                                          committee. Member of the National
                                                          Academy of Sciences, the American
                                                          Philosophical Society and a fellow
                                                          of the American Academy of Arts
                                                          and Sciences.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Hugo F. Sonnenschein+ (64)       Trustee/Director/Managing
1126 E. 59th Street              General Partner of funds in the
Chicago, IL 60637                Fund Complex. Director of
                                 Winston Laboratories, Inc.

                                                                                              NUMBER OF
                                               TERM OF                                         FUNDS IN
                                              OFFICE AND                                         FUND
                                 POSITION(S)  LENGTH OF                                        COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                 BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer of         80
815 Cumberstone Road                          since 2003  the National Academy of Sciences/
Harwood, MD 20776                                         National Research Council, an
                                                          independent, federally chartered
                                                          policy institution, from 2001 to
                                                          November 2003 and Chief Operating
                                                          Officer from 1993 to 2001.
                                                          Director of the Institute for
                                                          Defense Analyses, a federally
                                                          funded research and development
                                                          center, Director of the German
                                                          Marshall Fund of the United
                                                          States, Director of the Rocky
                                                          Mountain Institute and Trustee of
                                                          Colorado College. Prior to 1993,
                                                          Executive Director of the
                                                          Commission on Behavioral and
                                                          Social Sciences and Education at
                                                          the National Academy of
                                                          Sciences/National Research
                                                          Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee/Director/Managing
815 Cumberstone Road             General Partner of funds in the
Harwood, MD 20776                Fund Complex. Director of Fluor
                                 Corp., an engineering,
                                 procurement and construction
                                 organization, since January
                                 2004 and Director of Neurogen
                                 Corporation, a pharmaceutical
                                 company, since January 1998.

                              INTERESTED TRUSTEES*

                                                                                                                     NUMBER OF
                                            TERM OF                                                                   FUNDS IN
                                           OFFICE AND                                                                   FUND
                              POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief Executive Officer of funds in the Fund        80
1221 Avenue of the Americas   President    since       Complex. Chairman, President, Chief Executive Officer and
New York, NY 10020            and Chief    2003;       Director of the Adviser and Van Kampen Advisors Inc. since
                              Executive    President   December 2002. Chairman, President and Chief Executive
                              Officer      and Chief   Officer of Van Kampen Investments since December 2002.
                                           Executive   Director of Van Kampen Investments since December 1999.
                                           Officer     Chairman and Director of Van Kampen Funds Inc. since
                                           since 2002  December 2002. President, Director and Chief Operating
                                                       Officer of Morgan Stanley Investment Management since
                                                       December 1998. President and Director since April 1997 and
                                                       Chief Executive Officer since June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive Officer and Director of
                                                       Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan
                                                       Stanley Trust. Director of various Morgan Stanley
                                                       subsidiaries. President of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to July 2003, Chief Strategic
                                                       Officer of Morgan Stanley Investment Advisors Inc. and
                                                       Morgan Stanley Services Company Inc. and Executive Vice
                                                       President of Morgan Stanley Distributors Inc. from April
                                                       1997 to June 1998. Chief Executive Officer from September
                                                       2002 to April 2003 and Vice President from May 1997 to April
                                                       1999 of the Morgan Stanley Funds.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee/Director/
1221 Avenue of the Americas   Managing General
New York, NY 10020            Partner of funds in
                              the Fund Complex.

                                                                                                                     NUMBER OF
                                            TERM OF                                                                   FUNDS IN
                                           OFFICE AND                                                                   FUND
                              POSITION(S)  LENGTH OF                                                                  COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                        OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                                           BY TRUSTEE

Richard F. Powers, III* (59)  Trustee      Trustee     Advisory Director of Morgan Stanley. Prior to December 2002,      82
1221 Avenue of the Americas                since 1999  Chairman, Director, President, Chief Executive Officer and
New York, NY 10020                                     Managing Director of Van Kampen Investments and its
                                                       investment advisory, distribution and other subsidiaries.
                                                       Prior to December 2002, President and Chief Executive
                                                       Officer of funds in the Fund Complex. Prior to May 1998,
                                                       Executive Vice President and Director of Marketing at Morgan
                                                       Stanley and Director of Dean Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996, Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of Skadden, Arps, Slate, Meagher &        82
333 West Wacker Drive                      since 1991  Flom LLP, legal counsel to funds in the Fund Complex.
Chicago, IL 60606


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE

Richard F. Powers, III* (59)  Trustee/Director/
1221 Avenue of the Americas   Managing General
New York, NY 10020            Partner of funds in
                              the Fund Complex.

Wayne W. Whalen* (65)         Trustee/Director/
333 West Wacker Drive         Managing General
Chicago, IL 60606             Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential Library
                              Foundation.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

REMUNERATION OF TRUSTEES

  The compensation of trustees and executive officers that are affiliated persons (as defined in 1940 Act) of the Adviser or Van Kampen Investments, Inc. is paid by the respective entity. The funds in the Fund Complex, including the Target Fund, pay the non-affiliated trustees an annual retainer and meeting fees.

  Each fund in the Fund Complex (except the Van Kampen Exchange Fund) provides a deferred compensation plan to its non-affiliated trustees that allows such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as selected by the respective non-affiliated trustees. Each fund in the Fund Complex (except the Van Kampen Exchange Fund) also provides a retirement plan to its non-affiliated trustees that provides non-affiliated trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated trustee until retirement. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to the return on the common shares of the Target Fund or other funds in the Fund Complex as selected by the respective non-affiliated trustee, with the same economic effect as if such non-affiliated trustee had invested in one or more funds in the Fund Complex, including the Target Fund. To the extent permitted by the 1940 Act, the Target Fund may invest in securities of those funds selected by the non-affiliated trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Target Fund.

  The Target Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated trustee who is receiving trustee's compensation from the Target Fund prior to such non-affiliated trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Target Fund and retires at or after attaining the age of 60, is eligible to receive a retirement benefit each year for ten years following such trustee's retirement from the Target Fund. Non-affiliated trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from a fund.

  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Target Fund's most recently completed fiscal year end in 2004 or the Fund Complex's most recently completed calendar year ended December 31, 2004.

                               COMPENSATION TABLE

                                                             FUND COMPLEX
                                         -----------------------------------------------------
                                                                AGGREGATE
                                         AGGREGATE PENSION      ESTIMATED           TOTAL
                           AGGREGATE       OR RETIREMENT         MAXIMUM        COMPENSATION
                          COMPENSATION   BENEFITS ACCRUED    ANNUAL BENEFITS   BEFORE DEFERRAL
                          FROM TARGET       PART OF AS       ACCRUED AS PART      FROM FUND
          NAME              FUND(2)         EXPENSES(3)      OF EXPENSES(4)      COMPLEX(5)
          ----            ------------   -----------------   ---------------   ---------------
INDEPENDENT TRUSTEES
David C. Arch...........     $4,328          $ 35,277           $147,500          $192,530
Jerry D. Choate.........      5,551            82,527            126,000           200,002
Rod Dammeyer............      4,128            63,782            147,500           208,000
Linda Hutton Heagy......      5,350            24,465            142,500           184,784
R. Craig Kennedy........      5,551            16,911            142,500           200,002
Howard J Kerr...........      4,328           140,743            146,250           208,000
Jack E. Nelson..........      5,551            97,294            109,500           200,002
Hugo F. Sonnenschein....      4,328            64,476            147,500           208,000
Suzanne H. Woolsey......      5,551            58,450            142,500           200,002
INTERESTED TRUSTEE
Wayne W. Whalen(1)......      4,328            72,001            147,500           208,000

---------------
(1)Trustees not eligible for compensation and retirement benefits are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Target Fund and certain other funds in the Fund Complex. Theodore A. Myers retired from the Board of Trustees of the Target Fund and other funds in the Fund Complex as of December 31, 2003. J. Miles Branagan retired as a member of the Board of Trustees of the Target Fund and other funds in the Fund Complex as of December 31, 2004.

(2)The amounts shown in this column represent the aggregate compensation before deferral by the Trustees with respect to the Target Fund's fiscal year ended June 30, 2004. The following Trustees deferred compensation from the Target Fund during the fiscal year ended June 30, 2004: Mr. Choate, $5,551; Mr. Dammeyer, $4,128; Ms. Heagy, $5,350; Mr. Nelson, $5,551; Mr.
   Sonnenschein, $4,328; and Mr. Whalen, $4,328. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Target Fund as of June 30, 2004 is as follows: Mr. Choate, $5,775; Mr. Dammeyer, $47,669; Ms. Heagy, $5,698; Mr. Kerr, $28,639; Mr. Nelson, $5,861; Mr. Sonnenschein, $49,070; and Mr. Whalen, $50,189. The deferred compensation plan is described above the table. Amounts deferred are retained by the Target Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Target Fund or the common shares of other funds in the Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Target Fund may invest in securities of these funds selected by the Trustees in order to match the deferred compensation obligation.

(3)The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Fund Complex for their respective fiscal years ended in 2004.

(4)For each Trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the compensation table.

(5)The amounts shown in this column are accumulated from the aggregate compensation of the operating investment companies in the Fund Complex for the calendar year ended December 31, 2004 before deferral by the Trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES AND MEETINGS

  The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the NYSE, American Stock Exchange and CHX listing standards.

  The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the NYSE, American Stock Exchange and CHX listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Target Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Target Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Target Fund with management as well as with the independent registered public accounting firm of the Target Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Target Fund that the Target Fund's audited financial statements be included in the Target Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter of the Target Fund was attached as an exhibit to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.

  The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Target Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

  The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the NYSE, American Stock Exchange and CHX listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Target Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Target Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Target Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates form the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees of the Target Fund at the Target Fund's offices at 1221 Avenue of the Americas, New York, New York 10020 or directly to the Independent Trustees at the address specified for each trustee.

  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The governance committee charter of the Target Fund was attached as an exhibit to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.

  During the Target Fund's last fiscal year, the Board of Trustees held 13 meetings. During the Target Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board and held 5 meetings. During the last fiscal year, each of the trustees of the Target Fund during such period such trustee served as a trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUNDS

  The following information relates to the executive officers of the Target Fund who are not trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Target Fund are appointed annually by the trustees and serve for one year or until their respective successors are chosen and qualified. The Target Funds' officers receive no compensation from the funds in the Fund Complex but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
------------------                 -----------      ----------  -----------------------

Stefanie V. Chang Yu (38)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (43)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS
------------------                 -----------      ----------  -----------------------

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal                       Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

SHAREHOLDER INFORMATION

  Excluding deferred compensation balances as described in the Compensation Table above, as of April 25, 2005, each trustee beneficially owned equity securities of the Target Fund and other funds in the Fund Complex overseen by the trustees in the dollar range amounts as specified below.

                   TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                               TRUSTEE
                      -----------------------------------------------------------------------------------------
                        ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                        ----    ------   --------   -----    -------    ----    ------   ------------  -------
Dollar range of
 equity securities
 owned in the Target
 Fund...............    $1-      none      over      $1-       $1-      none     none        $1-         $1-
                      $10,000            $100,000  $10,000   $10,000                       $10,000     $10,000
Aggregate dollar
 range of equity
 securities owned in
 all registered
 investment
 companies overseen
 by trustee in Fund
 Complex............  $50,001-    $1-      over    $50,001-    over      $1-      $1-      $10,001-    $10,001-
                      $100,000  $10,000  $100,000  $100,000  $100,000  $10,000  $10,000    $50,000     $50,000

INTERESTED TRUSTEES

                                                               TRUSTEE
                                                   --------------------------------
                                                    MERIN       POWERS      WHALEN
                                                    -----       ------      ------
Dollar range of equity securities in the Target
  Fund.........................................      none        none        $1-
                                                                           $10,000
Aggregate dollar range of equity securities in
  all registered investment companies overseen
  by trustee in Fund Complex...................      over        over        over
                                                   $100,000    $100,000    $100,000

  Including deferred compensation balances as described in the Compensation Table, as of April 25, 2005, each trustee owned the dollar ranges of amounts of the Target Fund and other funds in the Fund Complex as specified below.

             TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                TRUSTEE
                      --------------------------------------------------------------------------------------------
                        ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                        ----     ------   --------   -----    -------     ----     ------   ------------  -------
Dollar range of
 equity securities
 and deferred
 compensation in the
 Target Fund........    $1-       $1-       over      $1-       $1-       none      $1-         $1-         $1-
                      $10,000   $10,000   $100,000  $10,000   $10,000             $10,000     $10,000     $10,000
Aggregate dollar
 range of equity
 securities and
 deferred
 compensation in all
 registered
 investment
 companies overseen
 by trustee in Fund
 Complex............  $50,001-    over      over      over      over      over      over        over      $10,000-
                      $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,000

INTERESTED TRUSTEES

                                                               TRUSTEE
                                                   --------------------------------
                                                    MERIN       POWERS      WHALEN
                                                    -----       ------      ------
Dollar range of equity securities owned in the
  Target Fund..................................      none        none      $10,001-
                                                                           $50,000
Aggregate dollar range of equity securities
  owned in all registered investment companies
  overseen by trustee in Fund Complex..........      over        over        over
                                                   $100,000    $100,000    $100,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The Board of Trustees of the Target Fund, including a majority of the Trustees who are not "interested persons" of the Target Fund (as defined by the 1940
Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of the Target Fund. The selection of D&T for the current fiscal year was recommended and approved by the Target Fund's audit committee and approved by the Target Fund's Board. The Target Fund knows of no direct or indirect financial interest of D&T in the Target Fund.

AUDIT AND OTHER FEES

  Each Fund and certain "covered entities" were billed the amounts listed below by D&T during the Target Fund's most recent two fiscal years.

FISCAL YEAR ENDED JUNE 30, 2004

                                                    NON-AUDIT FEES
                                    ----------------------------------------------
                                                                           TOTAL
       ENTITY          AUDIT FEES   AUDIT RELATED    TAX     ALL OTHER   NON-AUDIT    TOTAL
       ------          ----------   -------------    ---     ---------   ---------    -----
Target Fund..........   $29,480       $    400      $1,550      $0       $  1,950    $ 31,430
Covered Entities*....       N/A       $230,000      $    0      $0       $230,000    $230,000

FISCAL YEAR ENDED JUNE 30, 2003

                                                    NON-AUDIT FEES
                                    ----------------------------------------------
                                                                           TOTAL
ENTITY                 AUDIT FEES   AUDIT RELATED    TAX     ALL OTHER   NON-AUDIT    TOTAL
------                 ----------   -------------    ---     ---------   ---------    -----
Target Fund..........   $27,876        $ 3,000      $1,500      $0        $ 4,500    $32,176
Covered Entities*....       n/a        $95,000      $    0      $0        $95,000    $95,000

---------------

* Covered Entities include the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Target Fund.

  The audit committee of each Board has considered whether the provision of non-audit services performed by D&T to the Funds and "covered entities" is compatible with maintaining D&T's independence in performing audit services. Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to "covered entities" to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. 100% of such services were pre-approved by the audit committee pursuant to the audit committee's pre-approval policies and procedures. The Board's pre-approval policies and procedures are included as part of the Board's audit committee charter, which was attached to the Van Kampen Joint Closed-End Fund Proxy Statement, filed with the SEC on May 19, 2004.

SHAREHOLDER APPROVAL

  An affirmative vote of a plurality of the Common Shares present at the Special Meeting in person or by proxy is required to elect the respective nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the respective nominees listed unless the proxy is marked otherwise. For more information regarding voting requirements, see "Other Information -- Voting Information and Requirements" below.

 ------------------------------------------------------------------------------
        PROPOSAL 3: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES
 ------------------------------------------------------------------------------

  Pursuant to the Reorganization Agreement, which is described more fully under "Proposal 1: Reorganization of the Target Fund" herein, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for Acquiring Fund Common Shares and Acquiring Fund APS. The Target Fund will distribute Acquiring Fund Common Shares to holders of Target Fund Common Shares and Acquiring Fund APS to holders of Target Fund RATES, and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Acquiring Fund Common Shares.

  The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value on the Target Fund Common Shares held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference Target Fund RATES held immediately prior to the Reorganization. The Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

  In connection with the Reorganization and as contemplated by the Reorganization Agreement, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE and the CHX. While applicable state and federal law does not require the shareholders of the Acquiring Fund to approve the Reorganization, applicable NYSE and CHX rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.

SHAREHOLDER APPROVAL

  Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represents more than 50% in interest of all securities entitled to vote on the proposal. For more information regarding voting requirements, see the section entitled "Other Information--Voting Information and Requirements" below.

------------------------------------------------------------------------------
                               OTHER INFORMATION
------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS

  GENERAL. A list of shareholders of the Target Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Target Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Special Meeting.

  RECORD DATE. The Funds' Boards have fixed the close of business on April 25, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, the Target Fund had outstanding 28,684,985 Target Fund Common Shares and 330 Target Fund RATES and the Acquiring Fund had outstanding 27,013,149 Acquiring Fund Common Shares and 10,600 Acquiring Fund APS.

  PROXIES. Shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card and more fully described below. Shareholders of each Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by a third-party vendor hired by the Funds, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the internet, please access the internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker, holding shares for beneficial owners, indicates that instructions have not been received from the beneficial owners, and the nominee does not exercise discretionary authority) are not treated as votes "FOR" a proposal.

  With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes "AGAINST" the proposals since their approvals are based on the affirmative vote of a majority of the total Target Fund Common Shares outstanding and 66 2/3% of the Target Fund RATES outstanding, each voting as a separate class. With respect to Proposal 2, abstentions and broker non-votes are disregarded since only votes "FOR" are considered in a plurality voting requirement. With respect to Proposal 3, abstentions will not be treated as votes "FOR" the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes "AGAINST" the proposal. Broker non-votes will not be treated as votes "FOR" the proposal and will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares voting on the proposal and reducing the number of votes "FOR" required to approve the proposal.

  With respect to each proposal, a majority of the outstanding shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  CERTAIN VOTING INFORMATION REGARDING TARGET FUND RATES. Pursuant to the rules of the NYSE, Target Fund RATES held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Special Meeting or, if adjourned, one business day before the day to which the Special Meeting is adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund's preferred shares outstanding have voted on the Reorganization and (ii) less than 10% of the Target Fund's preferred shares outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund RATES on the Reorganization in the same proportion as the votes cast by all holders of Target Fund RATES who voted on the Reorganization. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists.

SHAREHOLDER INFORMATION

  As of April 25, 2005, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of the outstanding common shares of either Fund.

  The table below indicates the number of common shares of the Funds owned beneficially by each trustee that owns shares of the Funds, as of April 25, 2005, and the percentage of such Trustee's Common Shares to the total Common Shares outstanding for such Fund.

                                     TARGET FUND                         ACQUIRING FUND
                          ----------------------------------   ----------------------------------
                                         COMMON SHARES OWNED                  COMMON SHARES OWNED
                                         AS A PERCENTAGE OF                   AS A PERCENTAGE OF
                             COMMON         COMMON SHARES         COMMON         COMMON SHARES
                          SHARES OWNED       OUTSTANDING       SHARES OWNED       OUTSTANDING
                          ------------   -------------------   ------------   -------------------
Arch....................        577              < 1%                   300           < 1%
Dammeyer................     11,300              < 1%                     0             0%
Heagy...................        100              < 1%                     0             0%
Kennedy.................        100              < 1%                     0             0%
Sonnenschein............        300              < 1%                     0             0%
Whalen..................        863              < 1%                   903           < 1%
Woolsey.................        565              < 1%                   355           < 1%

  To the knowledge of the Funds, no executive officers owned, directly or beneficially, Common Shares of the Funds as of April 25, 2005 and no trustees or executive officers owned Preferred Shares of the Funds as of that date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the NYSE, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements except that, due to clerical errors, Form 4 filings regarding a sales transaction of Target Fund Common Shares and Acquiring Fund Common Shares by Mr. Whalen were not filed in a timely manner.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholder's meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the relevant Fund at the principal executive offices of the Fund at 1221 Avenue of the Americas, New York, New York 10020.

  Shareholder proposals intended to be presented at the year 2006 Annual Meeting of the Target Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Target Fund at the Target Fund's principal executive offices by February 22, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Target Fund at the Target Fund's principal executive offices not later than March 26, 2006. If the Reorganization is approved and completed, the Target Fund will cease to exist and will not hold its 2006 Annual Meeting. Information regarding the deadline for timely submission of proposals intended to be presented at the year 2006 Annual Meeting of the Acquiring Fund will be provided in the proxy statement relating to the 2005 Annual Meeting of the Acquiring Fund, which is expected to take place later this year.

SOLICITATION OF PROXIES

  Solicitation of proxies on behalf of the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about May 10, 2005. Shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Computershare Fund Services ("CFS") to make telephone calls to shareholders of the Funds to remind them to vote. CFS will be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that the solicitation by CFS will cost approximately $39,800 for the Target Fund and $41,700 for the Acquiring Fund. Proxy solicitation expenses are an expense of the Reorganization which will be borne by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Funds and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Funds and the Acquiring Fund.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of each Fund knows of no business other than that described in this Joint Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  Representatives of D&T will attend the Special Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the such proposals, provided that the Board of Trustees of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card promptly or please record your voting instructions by telephone or via the internet. No postage is necessary if the enclosed proxy card is mailed in the United States.

                                       Lou Anne McInnis
                                       Assistant Secretary
                                       Van Kampen Municipal Income Trust
                                       Van Kampen Trust for Investment
                                         Grade Municipals
May 6, 2005

                                   EXHIBIT I

                       DESCRIPTION OF SECURITIES RATINGS

  STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

  A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

  Issue credit ratings are based in varying degrees, on the following considerations:

        1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

        2. Nature of and provisions of the obligation; and

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

(Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

  BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse

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business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

  N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

  A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations

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in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                                  DUAL RATINGS

  S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

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  MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable
Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                          LONG-TERM OBLIGATION RATINGS

  Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                     MOODY'S LONG-TERM RATING DEFINITIONS:

  Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

  Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

  A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

  Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

  Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

  B: Obligations rated B are considered speculative and are subject to high credit risk.

  Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

  Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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                            MEDIUM-TERM NOTE RATINGS

  Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

        1. Notes containing features that link interest or principal to the credit performance of any third party or parties

        2. Notes allowing for negative coupons, or negative principal

        3. Notes containing any provision that could obligate the investor to make any additional payments

        4. Notes containing provisions that subordinate the claim.

  For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS

  Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

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                                      P-3

  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

  NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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